UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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inTEST Corporation
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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inTEST CORPORATION
804 East Gate Drive, Suite 200
Mt. Laurel, New Jersey 08054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 25, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of inTEST Corporation will be held in our offices located at 804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey, on Wednesday, June 25, 2014, at 11:00 A.M. Eastern Daylight Time, to consider and vote on the following matters described in the accompanying Proxy Statement:

1.

The election as directors of the six nominees named in the accompanying Proxy Statement, with each director to serve until the next annual meeting of stockholders and the election and qualification of such director's successor;

2.	Approval of the inTEST Corporation 2014 Stock Plan;
3.	Ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014;
4.	Such other business as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed April 30, 2014, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary

April 30, 2014

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete, date, sign and mail your proxy card promptly in order that the necessary quorum may be represented at the meeting. If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this proxy statement. If you fail to specify your voting instructions for the election of directors or for Proposal 2, your shares will not be voted in those matters due to rules applicable to broker voting, or we may incur additional costs to solicit votes. The enclosed envelope requires no postage if mailed in the United States.

inTEST CORPORATION
804 East Gate Drive, Suite 200
Mt. Laurel, New Jersey 08054

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 25, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 25, 2014: Copies of this Proxy Statement and our 2013 Annual Report to Stockholders are available at http://investor.shareholder.com/intest/annual.cfm?AnnualPage=meeting.

This proxy statement and the enclosed proxy card are intended to be sent or given to stockholders of inTEST Corporation on or about May 23, 2014, in connection with the solicitation of proxies on behalf of our Board of Directors for use at our 2014 Annual Meeting of Stockholders, to be held on Wednesday, June 25, 2014, at 11:00 A.M. Eastern Daylight Time, in our offices located at 804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey.

The following questions and answers present important information pertaining to the meeting:
Q:	Who is entitled to vote?
A:	Stockholders of record as of the close of business on April 30, 2014 may vote at the meeting.

Q:	How many shares can vote?
A:

There were 10,562,678 shares issued and outstanding as of the close of business on April 25, 2014. Each stockholder entitled to vote at the meeting may cast one vote for each share owned by him or her which has voting power upon the matter in question and for the election of each director nominee, without cumulative voting.

Q:	What may I vote on?
A:	You may vote on the following matters:
the election of the six directors who have been nominated to serve on our Board of Directors;
the approval of the 2014 Stock Plan;
the ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014;
any other business that may properly come before the meeting.

Q:	Will any other business be presented for action by stockholders at the meeting?
A:

Management knows of no business that will be presented at the meeting other than that which is set forth in this proxy statement. If any other matter properly comes before the meeting, the persons named in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Q:	How does the Board of Directors recommend that I vote on each of the proposals?
A:	The Board recommends a vote "FOR" each of the director nominees and "FOR" each of Proposals 2 and 3.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your inTEST shares directly (that is, you hold stock certificates that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own inTEST shares directly: your proxy is being solicited directly by us, and you can vote by paper, telephone or Internet, as described below, or you can vote in person if you attend the meeting.

If you vote by paper, please do the following: (1) sign and date the enclosed proxy card, (2) mark the boxes indicating how you wish to vote, and (3) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares "FOR" each of the director nominees, "FOR" each of Proposals 2 and 3, and, in their discretion, on any other matter that properly comes before the meeting.

If you vote by telephone or over the Internet, you will find instructions on the enclosed proxy card that you should follow. There may be costs associated with telephonic or electronic access, such as usage charges from Internet access providers and telephone companies, that must be paid by the stockholder.

If you hold your inTEST shares through a broker, bank or other nominee: you will receive a voting instruction card directly from your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. If you fail to specify your voting instructions for the election of directors or for the approval of the 2014 Stock Plan, your broker cannot direct the voting of your shares in those matters. Therefore, please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone or via the Internet. Please refer to the instructions provided with your voting instruction card for information about voting in these ways.

If you hold your inTEST shares through a nominee and want to vote at the meeting: you must obtain a "legal proxy" from the nominee recordholder authorizing you to vote at the meeting.

Q:	What if I want to change my vote or revoke my proxy?
A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the meeting by (i) notifying our corporate Secretary, Hugh T. Regan, Jr., in writing, that you revoke your proxy, (ii) voting in person at the meeting, or (iii) submitting a new proxy card. You may contact our Transfer Agent, Computershare Investor Services, at (800) 962-4284 to get a new proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by Internet, telephone, paper or in person. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:	The presence at the meeting (in person or by proxy) of a majority of the shares entitled to vote at the meeting constitutes a quorum. A quorum must be present in order to convene the meeting.

Q:	How will directors be elected?
A:	A plurality of the votes cast at the meeting is required for the election of directors. This means that the director nominee with the most votes for a particular director seat is elected to that seat.

Q:	How will the inTEST Corporation 2014 Stock Plan be approved?
A:	To approve the 2014 Stock Plan, a majority of the votes cast must be voted in favor of the proposal.

Q:	How will the outcome of the proposal to ratify the selection of our independent registered public accounting firm be determined?
A:	To ratify the selection, a majority of the shares of stock that are present in person or by proxy and entitled to vote at the meeting must be voted in favor of the ratification.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for the director nominees and the approval of the 2014 Stock Plan in order for your shares to be counted in the election of directors and the approval of the 2014 Stock Plan.  Under rules applicable to discretionary voting by brokers, brokers do not have the discretion to vote client shares in the election of directors or on the approval of the 2014 Stock Plan if the stockholder has not specifically instructed the broker how to vote.  Consequently, brokers may only vote for director nominees and on the approval of the 2014 Stock Plan if specifically instructed by their clients.  If a stockholder fails to provide voting instructions to the broker, this is referred to as a "broker non-vote".  Broker non-votes will have no effect on the outcome of the election of directors or the outcome of the approval of the 2014 Stock Plan.

Brokers and other nominee holders may use their discretion to vote on the proposal to ratify the selection of our independent registered public accounting firm if no instructions are provided.

Q:	What is the effect if I withhold or abstain my vote?
A:

Withheld votes will have no effect on the outcome of the election of directors, and abstentions will have no effect on the outcome of the approval of the 2014 Stock Plan. An abstention will have the effect of a "no" vote with respect to the ratification of the selection of our independent registered public accounting firm.

Q:	Do the directors and officers of inTEST have an interest in the outcome of the matters to be voted on?
A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our non-employee directors will receive compensation for such service as described later in this proxy statement under the heading "Director Compensation." Such compensation may include awards in the future under the 2014 Stock Plan.

Q:	How many shares do the directors and officers of inTEST beneficially own, and how do they plan to vote their shares?
A:

Directors and executive officers, who, as of April 25, 2014, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following April 25, 2014) of approximately 20% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the six nominees for director set forth in this proxy statement, in favor of the approval of the inTEST Corporation 2014 Stock Plan, and in favor of the ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Q:	Who will count the votes?
A:	Our Transfer Agent will count the votes cast by proxy. The Assistant Secretary of inTEST will count the votes cast in person at the meeting and will serve as the Inspector of Election.

Q:	Who can attend the meeting?
A:	All stockholders are invited to attend the meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service. Officers and other employees of inTEST may solicit proxies in person or by telephone but will receive no special compensation for doing so.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 25, 2014 (except where otherwise noted) by:

  each of our named executive officers (as that term is defined later in this proxy statement under the heading "Executive Compensation");
  each of our directors;
  all directors and executive officers as a group; and
  each stockholder known by inTEST to own beneficially more than 5% of our common stock.

Percentage ownership in the following table is based on 10,562,678 shares of common stock outstanding as of April 25, 2014.

We have determined beneficial ownership in the table in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock subject to options held by such person or group of persons that are currently exercisable, or will become exercisable by June 24, 2014 ("Option Shares"), are deemed to be beneficially owned by such person and outstanding for the calculation of such person's percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes following the table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.

Name of Beneficial Owner	Shares Beneficially Owned as of April 25, 2014(1)	Percent of Class (Approx.)
Directors and Named Executive Officers:
Steven J. Abrams, Esq. (2)	10,000	*
Stuart F. Daniels, Ph.D.	42,182	*
Joseph W. Dews IV (3)	10,000	*
William Kraut (4)	10,000	*
James W. Schwartz, Esq. (5)	41,000	*
Alyn R. Holt (6)(7)(8)	1,527,006	14.5%
Robert E. Matthiessen (9)	127,019	1.2%
Hugh T. Regan, Jr. (10)	58,600	*
James Pelrin (11)	58,645	*
All directors and executive officers as a group (10 individuals) (12)	2,105,211	19.9%

Five-Percent Stockholders: (8)
BlackRock, Inc. (13)	543,401	5.1%
Thomas A. Satterfield, Jr. (14)	1,040,107	9.8%
___________________________________ * Denotes less than one percent of class.

(1)

Includes unvested shares of restricted stock ("Restricted Shares"). Until such shares are vested, the beneficial owner does not have investment power over the restricted shares. Notwithstanding the future vesting of such power, the beneficial owner presently has sole voting power over the unvested shares of the restricted stock. The grants of restricted stock provided for vesting in increments of 25% on each of the first four anniversaries of the grant date, subject to certain conditions, including, but not limited to, the continued employment by, or service to, the Company of the respective beneficial owner through each such vesting date, with full vesting upon death, disability or change of control.

(2)	Includes 7,500 Restricted Shares.

(3)	Includes 10,000 Restricted Shares.

(4)	Includes 7,500 Restricted Shares.

(5)	Includes 1,000 shares owned by Mr. Schwartz's spouse and 10,000 Option Shares which will expire on May 2, 2014.

(6)	The address of the stockholder is: c/o inTEST, 804 East Gate Dr., Suite 200, Mt. Laurel, New Jersey 08054.

(7)

Includes 399,000 shares held by various trusts established by Mr. Holt for which Mr. Holt has sole or shared investment and voting power. Excludes 150,427 shares owned by Mr. Holt's spouse and 178,598 shares owned by Mr. Holt's daughter. Mr. Holt disclaims beneficial ownership of the shares owned by his wife and daughter.

(8)

Mr. Holt, his wife and his daughter, and three trusts of which Mr. Holt and/or his daughter are trustees (the "Holt Family Owners") have filed a joint Schedule 13D in connection with their execution of pre-arranged 10b5-1 trading plans covering the sale of 1,856,031 shares owned by them. Such trading plans have substantially the same terms, and sales of shares under the trading plans will be allocated among the Holt Family Owners in proportion to their holdings, and are limited by the aggregate volume limitation under Rule 144. The Holt Family Owners may be deemed to be a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Collectively, the Holt Family Owners beneficially own an aggregate of 1,856,031 shares (17.6% of our outstanding common stock), including all of the shares described in footnote 7, above. Each of the Holt Family Owners disclaims beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of all of the shares that are owned by any other Holt Family Owner, except for any shares of which such Holt Family Owner has beneficial ownership by virtue of serving as trustee of a trust.

(9)	Includes 15,000 Restricted Shares. Excludes 61,618 shares owned by Mr. Matthiessen's spouse. Mr. Matthiessen disclaims beneficial ownership of the shares owned by his spouse.
4
(10)	Includes 15,000 Restricted Shares.

(11)	Includes 10,000 Restricted Shares and, as of March 31, 2014 and, as reported by the Administrator of our 401(k) Plan, as of March 31, 2013, 16,196 shares in the 401(k) Plan.

(12)	Includes 75,000 Restricted Shares and 10,000 Option Shares that will expire on May 2, 2014.

(13)

According to a Schedule 13G/A filed with the SEC on January 29, 2014, as of December 31, 2013, BlackRock, Inc., a Delaware corporation, reported that it was the beneficial owner of 543,401 shares of inTEST common stock acquired by two of its subsidiaries: BlackRock Institutional Trust Company, N.A. and BlackRock Fund Advisors. The principal business office of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(14)

According to a Schedule 13G/A filed with the SEC on February 11, 2014, as of December 31, 2013, Thomas A. Satterfield, Jr. and A.G. Family L.P., as a result of a Joint Filing Agreement, reported beneficial ownership of 1,040,107 shares of inTEST common stock. Of the total shares, 85,000 shares are held jointly by Mr. Satterfield and his spouse; 107 shares are held individually by Mr. Satterfield's spouse; 60,000 shares are held by Tomsat Investment & Trading Co., Inc., a corporation wholly-owned by Mr. Satterfield; 290,000 shares are held by Caldwell Mill Opportunity Fund, which is managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager; and 550,000 shares, 35,000 shares, 10,000 shares and 2,500 shares are held by A.G. Family L.P., Jeanette Satterfield Kaiser, Richard Kaiser and David Satterfield, respectively, with respect to which Mr. Satterfield has limited powers of attorney for voting and disposition purposes. The principal address for Thomas A. Satterfield is 2609 Caldwell Mill Lane, Birmingham, Alabama 35243, and the principal address for A.G. Family L.P. is 571 McDonald Road, Rockwall, TX 75032.

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide that our Board of Directors shall consist of not less than five directors, as determined by the Board of Directors, and that each director shall hold office until the next Annual Meeting of Stockholders and until a successor shall be duly elected and qualified, or until his earlier resignation, retirement or removal. The number of directors that presently constitute the entire Board is seven; however Mr. Schwartz has decided not to stand for re-election, and the Board has determined that upon the conclusion of Mr. Schwartz's present term at the Annual Meeting, the size of the Board will be fixed at six.

Listed below are the six nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote "FOR" each such nominee, unless a contrary instruction is indicated on the proxy card. If for any reason any such nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board of Directors, if any person is so nominated. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed their intention to serve the entire term for which election is sought.

Recommendation of the Board

The Board of Directors recommends a vote "FOR" the election of each of the nominees to the Board of Directors named below.

Nominees for Election

The names of the persons nominated for election, each of whom presently serves as a director, are listed below, together with their ages and certain other information regarding the nominees.

Nominee	Age	Position
Alyn R. Holt	76	Executive Chairman and Director
Robert E. Matthiessen	69	President, Chief Executive Officer and Director
Steven J. Abrams, Esq	46	Director
Stuart F. Daniels, Ph.D.	73	Director
Joseph W. Dews IV	47	Director
William Kraut	69	Director

Biographical and Other Information Regarding inTEST's Directors

Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors' experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board of Directors is set forth below.

Alyn R. Holt is a co-founder of inTEST Corporation and has served as our Chairman (renamed Executive Chairman in October 2007) since our inception in September 1981. Mr. Holt also served as our Chief Executive Officer from September 1981 to August 1998. Among other attributes, skills, experiences and qualifications, the Board believes that Mr. Holt's education as an engineer and his experience as the designer and developer of the basic products in our Mechanical Products segment, as well as his knowledge and industry experience as a founder and our former Chief Executive Officer for 17 years and an industry participant for approximately 50 years, are the attributes, skills, experiences and qualifications that allow Mr. Holt to provide visionary leadership as the Chairman of our Board of Directors.

Robert E. Matthiessen has served as our Chief Executive Officer since August 1998 and our President since February 1997. Mr. Matthiessen also served as our Chief Operating Officer from December 1997 to August 1998. Prior to that, Mr. Matthiessen served as our Executive Vice President after joining us in October 1984. Mr. Matthiessen has served as a director since February 1997. Among other attributes, skills, experiences and qualifications, the Board believes that Mr. Matthiessen's education and experience in the fields of mechanical and electrical engineering, his experience in the ATE industry throughout his over 40 year career and his extensive network of contacts and relationships in this industry, in addition to his over 25 years of experience at our Company, are the attributes, skills, experiences and qualifications that uniquely qualify him to execute our strategies and make valuable contributions as one of our directors.

Steven J. Abrams, Esq. was elected to serve as a director on January 8, 2013. Mr. Abrams has been a Partner of Pepper Hamilton LLP since January 2005 where he is a member of the Corporate and Securities Practice Group. Mr. Abrams concentrates his legal practice on securities, venture capital, private equity and merger and acquisition transactions. Mr. Abrams also counsels clients on governance, disclosure and transactional matters. Among other attributes, skills, experiences and qualifications, the Board believes that Mr. Abrams' over 15 years of experience as a corporate and securities attorney at a large Philadelphia law firm providing counsel to corporations and other business entities regarding governance, disclosure and transactional matters allows Mr. Abrams to make a valuable contribution as one of our directors.

Stuart F. Daniels, Ph.D. is a co-founder of inTEST Corporation and served as our Vice President and a director in 1982. Dr. Daniels was reappointed as a director in April 1997. In March 1996, Dr. Daniels founded The Daniels Group, which is engaged in technology assessment, intellectual property protection and commercialization consulting. From 1980 to December 1995, Dr. Daniels held several management positions with Siemens Corporation and its subsidiaries. Among other attributes, skills, experiences and qualifications, the Board believes that Dr. Daniels' Ph.D. in electrical engineering, his over 40 years of hands-on, management and intellectual property development, procurement and protection experience in the automation, electronics and electronics testing area, and his in-depth knowledge of our intellectual property portfolio, our business and our products, are the attributes, skills, experiences and qualifications that allow Dr. Daniels to make a valuable contribution as one of our directors and the Chairman of both our Intellectual Property Committee and our Compensation Committee.

Joseph W. Dews IV was elected to serve as a director on April 10, 2014.  Mr. Dews has been a Partner at AGC Partners, an advisory-only technology investment bank since July 2012, and leads AGC's Semiconductor Technology and Energy & Environmental Technology practices. Prior to that, Mr. Dews held various positions, including Managing Director and Partner, at ThinkEquity LLC from May 2007 to July 2012, and held various positions, including Managing Director and Principal, at Needham & Company from February 2001 to May 2007, both technology investment banks. Mr. Dews has acted as a strategic and financial advisor to numerous public and private technology companies in the U.S. and internationally, including assessing corporate strategies and evaluating options for fund raising, share repurchases and acquisitions of businesses. In addition to his experience as an investment banker, Mr. Dews has a technical background including a Bachelors of Science in Applied & Engineering Physics from Cornell University and approximately two years of experience in the semiconductor industry working as a Field Applications Engineer for Cirrus Logic KK. Among other attributes, skills, experiences and qualifications, the Board believes that Mr. Dews' over 20 years of experience as an investment banker and familiarity with the semiconductor industry uniquely positions him to contribute strategic insight, acquisition creativity, and other valuable contributions as one of our directors.

William Kraut was elected to serve as a director on January 8, 2013. Mr. Kraut was an audit partner with EisnerAmper LLP until he retired in August 2011. From December 1980 until July 2010 he was partner in charge of the audit practice, for both public and non-public companies, as well as partner in charge of quality control functions within the firm of Amper, Politziner & Mattia LLP until it combined with Eisner LLP to form EisnerAmper LLP in July 2010. Since December 2011, Mr. Kraut has been a partner of Newport Board Group LLC which provides consulting services to companies in various industries. Among other attributes, skills, experiences and qualifications, the Board believes that Mr. Kraut's accounting experience as a certified public accountant at a national accounting firm, including 30 years as an audit partner, give him insight into corporate finance trends and practices and in-depth understanding and familiarity with generally accepted accounting principles and internal control procedures. These attributes, skills, experiences and qualifications allows Mr. Kraut to make a valuable contribution as one of our directors and as the Chairman of our Audit Committee.

Director Independence

Our Board of Directors has determined that each of the current directors meets the independence requirements of the NYSE MKT Listing Rules (the "NYSE MKT Rules"), with the exception of Mr. Holt, who serves as our Executive Chairman, and Mr. Matthiessen, who serves as our Chief Executive Officer. In making the foregoing determination with respect to our non-employee directors, the Board considered the directorships Mr. Kraut holds in several privately- or mutually-owned businesses, which were not deemed relevant to the determination, and did not identify any other matters, transactions, relationships or arrangements that needed to be considered in determining the independence of the non-employee directors.

Board Leadership Structure

Our Bylaws and Guidelines on Significant Corporate Governance Issues state our general policy that the position of Chief Executive Officer may be held by either the Executive Chairman or the President of the Company. We believe this gives us the greatest flexibility to maintain strong leadership and management of the Company. Presently, the position of Chief Executive Officer is held by the President. We believe this is the most appropriate structure at this time as it allows our Executive Chairman to maintain primary focus on long range administration and development of strategic initiatives, while the President has primary focus on daily operations, product development and synergies among our product segments.

Risk Oversight

Management is responsible for the day-to-day management of risks that the Company faces, while the Board of Directors, as a whole and through its Committees, has responsibility for the oversight of risk management. Management attends regular Board and Committee meetings and discusses with the Board or Committees the various risks confronting the Company, including the operational, legal, market and competitive risks facing the Company. In addition, the Audit Committee regularly considers major financial risk exposures and the steps management has taken to monitor and control such exposures.

Transactions with Related Persons

We have not entered into any transactions with a related person since January 1, 2013, the Company is not otherwise a party to a current transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest. For purposes of this paragraph, a related person includes any executive officer, director or nominee for director, any greater than 5% beneficial owner of our common stock, and any immediate family or household member of any of the foregoing.

CORPORATE GOVERNANCE

Committees of the Board of Directors

Our Board of Directors has five standing Committees: Executive, Audit, Compensation, Nominating and Corporate Governance and Intellectual Property. Copies of the charters of each of these committees are posted on our website: www.intest.com.

The Executive Committee is appointed by the Board of Directors to exercise all powers and authority of the Board of Directors in the management of our business and affairs during intervals between meetings of the Board of Directors, and to provide oversight of, and make recommendations to, the Board of Directors regarding corporate initiatives and strategies. During 2013, the members of the Committee were, and presently are, Alyn R. Holt, Chairman, Robert E. Matthiessen, Stuart F. Daniels, and James W. Schwartz. The Committee held one meeting in 2013.

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to our financial management and controls. The Committee's primary oversight responsibilities relate to the integrity of our accounting and financial reporting processes, audits of our financial statements, and systems of internal control over financial reporting and accounting matters, and the independence, qualifications, retention, and performance of our independent registered public accounting firm. During 2013, the members of the Committee were, Stuart F. Daniels, James W. Schwartz and, upon their election as directors in early January 2013, Steven J. Abrams and William Kraut. Mr. Kraut was also appointed as Chairman of the Committee at that time. Joseph W. Dews IV was appointed to the Committee upon his election as a director on April 10, 2014. The Board of Directors has determined that Mr. Kraut meets the criteria of an "audit committee financial expert" as that term is defined in Item 401 of Regulation S-K. The Board of Directors has also determined that each of the members of the Committee is independent within the meaning of the NYSE MKT Rules. The Committee held ten meetings during 2013.

The Compensation Committee is appointed by the Board of Directors to review, evaluate, and approve the compensation and benefit programs of our executive officers, to administer our equity based compensation plans, and to review and recommend to the Board of Directors changes to our director compensation. During 2013, the members of the Committee were, Stuart F. Daniels, Chairman, James W. Schwartz and, upon their election as directors, Steven J. Abrams and William Kraut. Joseph W. Dews IV was appointed to the Committee upon his election as a director on April 10, 2014. The Board of Directors has determined that each of the members of the Committee is independent within the meaning of the NYSE MKT Rules, including the stricter requirements of Rule 5605(d)(2)(A), which are not applicable to smaller reporting companies, but which we have adopted as the standard of independence for this Committee. The Committee held five meetings during 2013.

The Nominating and Corporate Governance Committee is appointed by the Board of Directors to select the director nominees to be presented for election at future annual meetings of stockholders and to review and assess our corporate governance procedures. During early 2013, the members of the Committee were James W. Schwartz, Chairman, Stuart F. Daniels and, upon their election as directors, Steven J. Abrams and William Kraut. Steven J. Abrams has served as Chairman of the Committee since July 31, 2013. Joseph W. Dews IV was appointed to the Committee upon his election as a director on April 10, 2014. The Board of Directors has determined that each of the members of the Committee is independent within the meaning of the NYSE MKT Rules. See "Nominating Procedures" for information regarding the process for identifying and evaluating nominees, procedures for stockholder nominations and director qualifications. The Committee held four meetings during 2013.

The Intellectual Property Committee is appointed by the Board of Directors to review, evaluate and make recommendations to the Board regarding the development, protection, and acquisition of intellectual property that is or may be used in our business. During 2013, the members of the Committee were, and presently are, Stuart F. Daniels, Chairman, Alyn R. Holt and Robert E. Matthiessen. Daniel J. Graham, James Pelrin and certain other members of our management team serve as non-voting members of the Committee. The Committee held one meeting in 2013.

Meetings

During the year ended December 31, 2013, the Board of Directors held a total of eight meetings. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and meetings of any committee of which he was a member, which were held during the time in which he was a director or a committee member, as applicable.

All members of the Board of Directors are encouraged, but not required, to attend our annual meetings of stockholders. Five of our directors attended the 2013 Annual Meeting held on June 26, 2013.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate directly with the Board of Directors, or with a particular director, may send a letter addressed to our Secretary at 804 East Gate Drive, Suite 200, Mt. Laurel, NJ 08054. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder Board Communication" or "Stockholder Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board of Directors.

Compensation Procedures

During 2013, the Compensation Committee was comprised, and presently is comprised, solely of independent directors. Under Delaware state law, the Committee has the authority to delegate any or all of its powers and authority to one or more subcommittees, each subcommittee to consist of one or more members of the Committee. No such delegation of authority to a subcommittee has occurred. All decisions regarding the compensation of our Executive Officers are approved by the Compensation Committee.

Generally, the process of considering and determining compensation for executive officers is initiated by a review of the individual contributions and performance of each executive officer, as described in this paragraph. Our Executive Chairman is responsible for evaluating the performance of the President and Chief Executive Officer and for presenting that evaluation to the Committee with his recommendation for the compensation of the President and Chief Executive Officer. The President and Chief Executive Officer is responsible for evaluating the Chief Financial Officer and each of the General Managers of our Product Segments and for presenting his evaluations of these officers to the Compensation Committee with his recommendations for compensation. The Executive

Chairman's compensation is determined by the Committee based upon its assessment of the performance of the Executive Chairman in light of the Chief Executive Officer's overall recommendations regarding executive compensation. In each case, the members of the Committee have had significant contact with each of our executive officers during the course of the year, such that the compensation decisions will also reflect the Committee members' assessments of individual contribution and performance, as well as Company and Product Segment performance.

Management periodically obtains survey data of comparably situated companies from Economic Research Institute ("ERI") to guide it in its recommendations of compensation decisions. The specific parameters defined for ERI typically are job titles, company revenue size, company SIC code and geographic location. Based upon these inputs, ERI supplies base salaries, incentive and total compensation information for comparable positions. Where comparable positions do not exist, further analysis is necessary to determine appropriate comparable compensation parameters. Thus, because it is our current practice to have both an Executive Chairman and a President and Chief Executive Officer, the starting point for our consideration of the compensation for these two positions is determined by combining the ERI data for the position of "Outside Chairman" and the position of "Inside Chairman and Chief Executive Officer" and adjusting for the additional activities and responsibilities of our Executive Chairman. The key data obtained from ERI that the Committee uses are the ranges of base salaries, variable compensation, and total compensation, as well as the mean of each range. This data is then compared to the actual compensation of each executive officer for the prior year and the average actual compensation for the past five years.

Changes to director compensation are periodically considered by the Committee and recommended to the Board of Directors for approval. Such changes may be proposed by any director. Any change in the compensation of any director or any group of directors is approved by a majority of non-interested directors, and, if such recommendation applies to the compensation of all directors, by a majority of the independent directors in addition to a majority of the directors then in office. Information regarding director compensation at comparable companies is also obtained periodically from ERI.

Nominating Procedures

Generally, in order to identify and evaluate director nominees, our Nominating and Corporate Governance Committee assesses the qualifications, expertise, performance and willingness to serve of each current director. If as a result of such assessment, or at any other time during the year, the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, a search will be initiated utilizing appropriate staff support, input from other directors, senior management, and outside contacts, consideration of nominees previously submitted by stockholders, and, if deemed necessary or appropriate, retention of a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will be identified and reviewed by the Committee and the Board. The candidates will be prioritized and a determination made as to whether a member of the Committee, another director or member of senior management has a relationship with the preferred candidate and can initiate contacts. If not, contact may be initiated by a search firm. The Chairman and one or more members of the Committee or the Board will interview the prospective candidate. Evaluations and recommendations of the interviewers will be shared with the Committee for final evaluation. The Committee will then meet to consider such recommendations and to determine which candidate (or candidates) to select. The Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

Each of the nominees for director included in this proxy statement were selected for re-election by the Committee (which is comprised solely of independent directors). The full Board of Directors, including the Executive Chairman and the President and Chief Executive Officer, unanimously recommend the nominees for election by the stockholders of the Company.

We consider director candidates recommended to us by our stockholders. Pursuant to policies adopted by the Board of Directors, recommendations with regard to nominees for election to the Board of Directors at future annual meetings of stockholders may be submitted in writing, received by the Secretary of inTEST at least 60 days prior to the date on which inTEST first mailed its proxy materials for the prior year's annual meeting of stockholders, or, if the date for the annual meeting has changed more than 30 days from the prior year or if inTEST did not have an annual meeting of stockholders in the prior year, then such recommendations must be received by the Secretary of inTEST a reasonable time before the distribution of the proxy materials for the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of inTEST which are beneficially owned by each such nominee, (iv) the qualifications of such nominee for service on the Board of Directors, (v) the name and residence address of the proposing stockholder(s), and (vi) the number of shares of common stock owned by the proposing stockholder(s).

Stockholders who wish to make nominations to be considered at the 2015 Annual Meeting of Stockholders may do so by following the procedures set forth in our Bylaws. See "Information Regarding Deadlines and Procedures for Submission of Stockholder Proposals and Nominations of Directors" for additional information regarding the deadlines and notice procedures.

Director candidates must meet certain minimum qualifications, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including (i) expertise in finance, economics, technology or markets related to the business in which inTEST and its subsidiaries may engage, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and inTEST's charter and bylaws. While we do not have a policy related to Board diversity, the Board seeks nominees whose qualifications provide a diversity of relevant experience and skill sets that synergistically combine to provide a strong management advisory and oversight capability.

AUDIT COMMITTEE REPORT

The Committee operates pursuant to a written charter adopted by our Board of Directors, which is available on our website: www.intest.com.

The Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2013 with management. The Committee has discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication With Audit Committees" with McGladrey LLP, our independent registered public accounting firm ("IRPA Firm") for the year ended December 31, 2013. The Committee has received the written disclosures and the letter from McGladrey LLP required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the IRPA Firm's independence from us and our subsidiaries) and has discussed with McGladrey LLP their independence from us and our related entities.

Based on the review and discussions referenced above, the Committee (comprised of the individuals listed below on March 27, 2014) recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee:
William Kraut, Chairman
Steven J. Abrams, Esq.
Stuart F. Daniels, Ph.D.
James W. Schwartz, Esq.

EXECUTIVE OFFICERS OF inTEST

Our executive officers and their ages are as follows:
Name	Age	Position
Alyn R. Holt	76	Executive Chairman and Director
Robert E. Matthiessen	69	President, Chief Executive Officer and Director
Hugh T. Regan, Jr.	54	Secretary, Treasurer and Chief Financial Officer
Daniel J. Graham	68	Senior Vice President, General Manager-Mechanical Products Segment and General Manager-Electrical Products Segment
James Pelrin	62	Vice President and General Manager-Thermal Products Segment

Biographical and Other Information Regarding inTEST's Executive Officers

Executive officers are appointed by the Board of Directors. Each executive officer is appointed to serve at the will of the Board of Directors.

Alyn R. Holt. See "Biographical and Other Information Regarding inTEST's Directors" above.

Robert E. Matthiessen. See "Biographical and Other Information Regarding inTEST's Directors" above.

Hugh T. Regan, Jr. has served as our Treasurer and Chief Financial Officer since joining us in April 1996 and has served as Secretary since December 1999. From 1985 to April 1996, Mr. Regan served in various financial capacities for Value Property Trust, a publicly traded real estate investment trust, including Vice President of Finance from 1989 to September 1995 and Chief Financial Officer from September 1995 until April 1996.

Daniel J. Graham has served as our Senior Vice President since August 2006 and as General Manager - Mechanical Products Segment since November 2004. In addition, he was made General Manager - Electrical Products Segment effective December 2009, after serving as Acting General Manager of that segment since May 2009. Prior to that, Mr. Graham served as our Chief Technology Officer from April 2004 to November 2004, our Executive Vice President from October 2001 to November 2004 and as our Senior Vice President from June 1998 until October 2001. Mr. Graham served as our Vice Chairman from October 1998 to July 2005. Mr. Graham is a co-founder of inTEST Corporation and served as a director from June 1988 through July 2005.

James Pelrin has served as our Vice President since August 2006 and as General Manager - Thermal Products Segment since November 2004. In addition, Mr. Pelrin has served as President of our subsidiary, Temptronic Corporation, since December 2008. Prior to that, Mr. Pelrin served as the General Manager of Temptronic Corporation since joining us in October 2001. From July 1999 to June 2001, Mr. Pelrin served as Vice President and General Manager of Accusonic Technologies, Inc., a privately held company that designs and manufactures hydro-acoustic measurement systems.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Program

The Compensation Committee is committed to the general principle that executive compensation should be commensurate with our performance and the performance of the individual executive officer. The primary objectives of our executive compensation program are to:

  attract and retain executive officers who demonstrate the leadership and management skills necessary to drive our long-term success;
  reward the achievement of our business goals and individual contributions toward achievement of those goals; and
  provide compensation opportunities linked to our performance and the interests of our stockholders.

Generally, decisions regarding our executive compensation program reflect the individual contributions and performance of each executive officer as well as our overall business goals and strategies, the business cycle of our industry and, if applicable, prior cost-containment initiatives and adjustments. In addition, our executive compensation program has been developed with reference to the executive compensation practices of comparable companies in our industry to ensure that the total compensation opportunity provided to our executive officers is competitive with the market in which we compete for executive talent. Underlying our executive compensation program, particularly, in the case of executive officers who have price-setting authority (who are the Chief Executive Officer and the General Managers of our Product Segments), is the philosophy that the interests of our stockholders are best served by a program that includes a significant variable component based on our performance. We tie the variable component of our executive officer's compensation directly to the net income of the relevant Product Segments for which they have responsibility. In this manner, we also effectively make our executive officer's compensation follow the cyclicality of our business allowing our executive officers to share in our profitability during our "up" cycles and tighten their belts with reduced compensation when we have "down" cycles.

In allocating compensation for our executive officers, our general philosophy is to structure it so that over a number of years cumulative net-income-based variable pay approximates one-third of cumulative fixed pay, i.e., base salary, for each executive officer, respectively. This compensation allocation philosophy does not apply to our executive officers who do not have responsibility for price setting (who are our Executive Chairman and Chief Financial Officer). In the case of our Chief Financial Officer, it has been our practice to provide a discretionary bonus when deemed appropriate to do so. It is also our philosophy to make restricted stock awards and/or stock option awards from time-to-time in order to align the executive officers' long-term interests to those of stockholders' long-term interests. Restricted stock awards may also be made during down cycles in order to provide the executives with long-term opportunities to recover from associated compensation reductions.

Due to the cyclicality of our business, we also periodically reduce fixed compensation, and little or no variable compensation will be earned, when our business segments incur losses or minimal earnings as in 2009. When the economy and our business sectors regain strength, our compensation decisions focus first upon restoring fixed compensation, while recognizing the loss of variable compensation opportunities during the prior down years and seeking to restore such lost opportunities, so that our compensation structure reflects the ongoing contributions of our executive officers to our long-term success throughout the cycles. Accordingly, in 2010, the base salaries of our executive officers were reinstated to the levels paid prior to our 2008 cost containment actions, with the exception that our Executive Chairman voluntarily retained his 2008 reduced salary. Since then, the base salaries of our executive officers have remained fixed, except for our two General Managers, whose base salaries were adjusted in 2012 to be more in line with survey data obtained from ERI.

The following table compares the aggregate compensation for our five executive officers consisting of fixed pay (base salary) and variable pay (non-equity incentive plan compensation or bonus) to our pretax profits (loss) for the five year period ended December 31, 2013.
	2013	2012	2011	2010	2009
	- - - - - - - - - - - - (In Millions) - - - - - - - - - - - -
Net revenue	$39.4	$43.4	$47.3	$46.2	$23.5
Pre-tax profits (loss)	$ 4.0	$ 3.1	$ 7.7	$ 7.4	$ (4.9)
Fixed pay-base salary	$ 1.2	$ 1.2	$ 1.2	$ 1.1	$ .8
Variable pay-non-equity incentive plan compensation or bonus	.3	.3	.6	.6	-
Total fixed and variable pay	$ 1.5	$ 1.5	$ 1.8	$ 1.7	$ .8

The base salary and variable performance compensation arrangements of our named executive officers (as defined below) for 2013, which are also effective for 2014 as well, are reflected in the table below:
Named Executive Officer	Title	Salary	Variable Component
Robert E. Matthiessen	President, CEO and Director	$317,242	1.5% of consolidated pre-tax profits plus 1.5% of each product segment's pre-tax profits.
Hugh T. Regan, Jr.	Secretary, Treasurer and CFO	$224,422	Discretionary (1)
James Pelrin	Vice President; General Manager-Thermal Products Segment	$220,000	2.5% of pre-tax profits of the Thermal Products segment.
(1)	Subject to the Company having consolidated pre-tax profits and subject to the recommendation of the Chief Executive Officer and the approval of the Compensation Committee of the Board of Directors.

The primary elements of our executive compensation include fixed base salary and benefits, variable performance compensation, stock-awards and change-in-control payments. The following sections set forth certain information with respect to the compensation we paid, or recognized as an expense in accordance with Accounting Standards Codification ("ASC") Topic 718 (Compensation - Stock Compensation) to our Chief Executive Officer and our two other most highly compensated executive officers who were serving as such at December 31, 2013. These officers are referred to as our "Named Executive Officers."
Summary Compensation Table For the Fiscal Year Ended December 31, 2013
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(A)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Robert E. Matthiessen President, Chief Executive Officer and Director	2013 2012	$317,242 317,242	$ 500 750	(1) (1)	59,550 --	$144,181 128,026	(2) (2)	$ 4,750 4,750	(3) (3)	$526,223 450,768

Hugh T. Regan, Jr. Secretary, Treasurer and Chief Financial Officer	2013 2012	$224,422 224.422	$102,496 91,317	(4) (4)	59,550 --	-- --		$ 4,750 4,750	(3) (3)	$391,218 320,489

James Pelrin VP and GM-Thermal Products Segment _________________________	2013 2012	$220,000 219,718	-- --		39,700 --	$111,071 75,842	(5) (5)	$ 7,288 21,164	(6) (6)	$378,059 316,724

(A)

On October 29, 2013, our Named Executive Officers were issued Restricted Stock Awards to vest 25% upon each of the next four anniversaries of the date of grant subject to certain conditions. Messrs. Matthiessen and Regan were each issued 15,000 shares of Restricted Stock and Mr. Pelrin was issued 10,000 shares of Restricted stock. The amount above represents the Fair Market Value of the Restricted Stock based on the closing price on the date of grant of $3.97.

(1)	Represents an annual holiday bonus.

(2)	Consists of 1.5% of the consolidated pre-tax profits plus 1.5% of each product segment's pre-tax profits paid in March of 2014 and 2013, respectively.

(3)	Consists of matching contributions to 401(k) Plan Account.

(4)	Consists of $500 and $750 of annual holiday bonus paid in 2013 and 2012, respectively. In addition includes $101,996 and $90,567 of discretionary bonus paid in March 2014 and 2013, respectively.

(5)	Consists of 2.5% of the pre-tax profits of the Thermal Products segment paid in March 2014 and 2013, respectively.

(6)

Consists of $4,750 and $2,375 for matching contributions to Mr. Pelrin's 401(k) plan account and $2,538 and $2,538 for unused sick days in 2013 and 2012, respectively, and $16,251 profit sharing contributions in 2012.

Employment Agreements. We have not entered into any employment agreements with our named executive officers. However, as discussed in the "Potential Payments Upon Termination Following a Change of Control" section below, we have entered into agreements with Messrs. Matthiessen, Regan and Pelrin, which provide for the payment of certain benefits in the event of termination of employment following a change in control.

Variable Compensation. Variable compensation for 2013 was determined for each of our named executive officers, other than our Chief Financial Officer, under a pre-established formula tied to our pre-tax profitability as follows:

  President and Chief Executive Officer - Our President and Chief Executive Officer earned a cash incentive payment equal to 1.5% of our overall, consolidated pre-tax profits plus 1.5% of the pre-tax profit of each of our three product segments.
  Vice President and General Manager of Thermal Products Segment - The Vice President and General Manager of our Thermal Products segment earned a cash incentive payment equal to 2.5% of the pre-tax profit for that product segment.

The amounts of annual variable compensation earned by our named executive officers, other than our Chief Financial Officer, for 2013 is set forth in the Summary Compensation Table under the column "Non-Equity Incentive Plan Compensation" in accordance with SEC rules.

In lieu of formula-based variable compensation, our Chief Financial Officer is eligible for a discretionary bonus, subject to the recommendation of the Chief Executive Officer and approval of the Compensation Committee. The amount of discretionary bonus awarded to our Chief Financial Officer for 2013 is included in the Summary Compensation Table under the "Bonus" column in accordance with SEC rules.

Grants of Stock-Based Awards. During 2013, we granted restricted stock awards to our named executive officers as follows: Messrs. Matthiessen and Regan: 15,000 shares each; and Mr. Pelrin: 10,000 shares. These restricted stock awards will vest in 25% increments on each of the first four anniversaries of the date of grant, subject to certain conditions, including, but not limited to the continued employment by, or service to, the Company of the respective beneficial owner through each such vesting date. Vesting of restricted stock awards is accelerated in the event of the executive officer's death or disability or in the event of a change of control.

Retirement Benefits. Our executive officers are provided retirement benefits under the tax-qualified 401(k) plan provided to our other domestic employees. Messrs. Matthiessen, Regan and Pelrin have been subject to provisions that allow participants to make contributions from their own salary on a pre-tax basis and provide a discretionary employer matching contribution not to exceed $4,750 a year. Prior to 2013, Mr. Pelrin, was subject to provisions that were available to domestic employees of our Thermal Products segment which limited the employer matching contribution to $2,375 and provided a discretionary employer profit sharing contribution, allocated to eligible participants on a pro rata basis based on compensation. During 2012, the Board of Directors approved amendments to the 401(k) plan that terminated the profit sharing contributions and conformed the employer matching provisions for the Thermal Products segment with those currently in place for the Mechanical Products and Electrical Products segments effective in 2013. The amount of employer contributions made to our 401(k) plans for our named executive officers for 2013 and 2012 are included in the column entitled "All Other Compensation" in the Summary Compensation Table. We do not provide any other retirement benefits to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End For the Fiscal Year Ended December 31, 2013
Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)(3)
Robert E. Matthiessen	2,500(1)	$ 9,500
	15,000(2)	57,000
Hugh T. Regan, Jr.	2,500(1)	$ 9,500
	15,000(2)	57,000
James Pelrin	2,500(1)	$ 9,500
	10,000(2)	38,000

(1)	Represents the unvested portion of restricted stock that was granted on March 11, 2010 under the 2007 Stock Plan. These shares will vest on March 11, 2014.
(2)	Represents the unvested portion of restricted stock that was granted on October 29, 2013 under the 2007 Stock Plan. These shares will vest in equal portions on October 29, 2014, 2015, 2016 and 2017.
(3)	Based on the closing share price on December 31, 2013 of $3.80.

Potential Payments Upon Termination Following a Change of Control. We have Change-of-Control Agreements in place with Messrs. Matthiessen, Regan and Pelrin. These Change-of-Control Agreements provide for the payment of certain benefits upon the executive officer's termination of employment by us without Cause or by the executive officer for Good Reason within two years following a Change of Control. These benefits consist of the continuation of the executive officer's base salary and fringe benefits for the one year period following the termination of his employment and payment of the variable performance based compensation that he would have earned for such one year period.

Under the Change-of-Control Agreements, a Change of Control occurs in the event of:

  our dissolution or liquidation;
  the sale of substantially all of our assets, except to a stockholder who as of the date of the Change of Control Agreements owned 20% or more of our stock (a "Related Person");
  our merger or consolidation with another company unless our stockholders own stock in that company in the same proportion that they own stock in us prior to the transaction;
  any person or entity other than a Related Person obtains the voting control of 40% or more of our stock; or
  our directors and those persons our directors may nominate to become our directors, cease to comprise a majority of our Board members.

Under the Change-of-Control Agreements, a termination for "Cause" means the executive's termination by us because of an act of fraud upon the Company, his willful refusal to perform the duties assigned to him by the Board or his conviction for any crime involving dishonesty or breach of trust or for any crime that is a felony or of moral turpitude.

The term "Good Reason" under the Change-of-Control Agreements means a material adverse change in an executive's status, responsibilities or benefits; a failure to be nominated or elected to his current officer position; a requirement to report to anyone other than his direct report; an assignment of duties inconsistent with his current officer position; any reduction in base salary, variable component or formula for determining the variable component which would have the effect of reducing his variable component, or other reduction in compensation or benefits; or a requirement to relocate more than thirty miles from his current office.

The benefits payable under the Change-of-Control Agreements are subject to the release of any claims that Messrs. Matthiessen, Regan and Pelrin may have against us pursuant to the agreements as we may request. Fringe benefits will be reduced or eliminated to the extent that comparable benefits are received from another source. Furthermore, the benefits will be reduced to the extent that the payments would not be deductible by us (in whole or in part) under Section 280G of the Internal Revenue Code.

Also, in the event of a Change of Control, all equity awards issued to our named executive officers become 100% vested. For purposes of equity awards under the inTEST Corporation 2007 Stock Plan, the definition of Change of Control is the same as defined above.

DIRECTOR COMPENSATION

Non-employee directors currently receive an annual retainer of $25,000, non-employee members of the Executive Committee receive an additional annual fee of $15,000 and the chairmen of the committees of the Board receive an additional annual fee as follows: the Chairman of the Audit Committee receives an additional annual fee of $15,000; the Chairman of the Compensation Committee receives an additional annual fee of $10,000; the Chairman of the Intellectual Property Committee receives an additional annual fee of $75,000; and the Chairman of the Nominating and Corporate Governance Committee receives an additional annual fee of $10,000. In addition, we reimburse non-employee directors' travel expenses and other costs associated with attending Board or committee meetings. We do not pay additional cash compensation to our executive officers for their service as directors.

The following table sets forth the compensation earned by, or paid in cash to, the members of our Board of Directors, who are not named executive officers, for the year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(A)		Option Awards ($)		All Other Compensation ($)	Total ($)
Alyn R. Holt	-- (1)	--	(2)	--	(2)	$185,430 (1)	$185,430
Steven J. Abrams, Esq.	$ 28,681 (3)	$29,400	(4)	--	(4)	--	$ 58,081
Stuart F. Daniels, Ph.D.	$125,000 (5)	--	(6)	--	(6)	--	$125,000
William Kraut	$ 39,222 (7)	$29,400	(8)	--	(8)	--	$ 68,622
James W. Schwartz, Esq.	$ 45,833 (9)	--	(10)	--	(10)	--	$ 45,833

(A)

On January 8, 2013, upon their election to the Board, Messrs. Abrams and Kraut were each issued a Restricted Stock Award of 10,000 shares to vest 25% upon each of the next four anniversaries of the date of grant subject to certain conditions. The amounts above represent the Fair Market Value of the Restricted Stock Award based on the closing price on the date of grant of $2.94.

(1)

Mr. Holt, Executive Chairman, is an executive officer of the corporation and, accordingly, is compensated as an employee. He receives no other fees for being a director. For the year ended December 31, 2013 he received a base salary of $180,180, an annual holiday bonus of $500 and matching contributions to his 401(k) Plan account of $4,750.

(2)	As of December 31, 2013, Mr. Holt held 2,500 unvested restricted shares that will vest on March 11, 2014.

(3)	Consists of $24,514 annual retainer and $4,167 for service as Chair of the Nominating and Corporate Governance Committee from August 1, 2013 until December 31, 2013.

(4)	As of December 31, 2013, Mr. Abrams held 10,000 unvested restricted shares that will vest in equal portions on January 8, 2014, 2015, 2016 and 2017.

(5)

Consists of $25,000 annual retainer, $15,000 for service on the Executive Committee, $10,000 for service as Chair of the Compensation Committee, and $75,000 for service as Chair of the Intellectual Property Committee.

(6)	As of December 31, 2013, Dr. Daniels held 2,500 unvested restricted shares that will vest on March 11, 2014.

(7)	Consists of $24,514 annual retainer and $14,708 for service as Chair of the Audit Committee.

(8)	As of December 31, 2013, Mr. Kraut held 10,000 unvested restricted shares that will vest in equal portions on January 8, 2014, 2015, 2016 and 2017.

(9)	Consists of $25,000 annual retainer, $15,000 for service on the Executive Committee and $5,833 for services as Chair of the Nominating and Corporate Governance Committee until July 31, 2013.

(10)

As of December 31, 2013, Mr. Schwartz held 2,500 unvested restricted shares that will vest on March 11, 2014 and options to purchase 10,000 shares, which options were fully vested and exercisable. These options will expire May 2, 2014, if unexercised.

PROPOSAL 2 - APPROVAL OF THE inTEST CORPORATION 2014 STOCK PLAN

Description

Subject to stockholder approval as described in this proxy statement, the Board of Directors approved the inTEST Corporation 2014 Stock Plan, the ("2014 Plan") on March 4, 2014. The Board of Directors approved the 2014 Plan in order to ensure that we are able to continue to retain, incent and attract existing and future directors, officers, key employees and consultants ("Recipients") through grants of equity-based awards as described below. We have previously issued options and restricted stock awards pursuant to the inTEST Corporation 2007 Stock Plan (the "2007 Plan") and the inTEST Corporation Amended and Restated 1997 Stock Plan (the "1997 Plan"). As of April 25, 2014, we have outstanding options to purchase 10,000 shares of inTEST Common Stock under the 1997 Plan, 130,000 shares of nonvested restricted stock awards granted under the 2007 Plan, and 57,500 shares available for future awards under the 2007 Plan. Additional shares may become available under the 2007 Plan to the extent that any of the nonvested restricted stock awards are forfeited. A description of the 2007 Plan, including the full text of the 2007 Plan, is contained in the proxy statement for our 2007 annual meeting of stockholders. As of March 31, 2007, no additional stock options or shares of restricted stock could be granted under the 1997 Plan. As of April 25, 2014, 10,562,678 shares of our Common Stock were issued and outstanding.

Plan Provisions

The following information provides a summary of the 2014 Plan. This summary is qualified in its entirety by the terms of the 2014 Plan, which is attached to this proxy statement as Appendix A.

The purpose of the 2014 Plan is to promote our overall business objectives by motivating the selected Recipients to achieve long-term growth of our equity, and by continuing our association with individuals who are instrumental in achieving this growth. The 2014 Plan provides incentives to Recipients to enter into or remain in our service or employ, and to devote themselves to our success, by granting to them an opportunity to acquire or increase interests in our common stock through receipt of four different kinds of equity based "Awards": (i) options to acquire shares of our common stock, including both incentive stock options and non-qualified stock options ("Options"); (ii) awards of stock appreciation rights ("SARs"); (iii) awards of restricted shares of our common stock ("Stock Awards"); and (iv) awards of restricted stock units ("RSUs").

The 2014 Plan consists of two parts: the Non-Qualified Plan and the Key Employee Plan. Our non-employee directors and consultants are eligible to receive Awards under the Non-Qualified Plan, and our officers and other key employees are eligible to receive Awards under the Key Employee Plan. The 2014 Plan will permit the granting of Awards for up to 500,000 shares of our common stock. All or any portion of the available Awards may be granted to our officers, directors and key employees. As of April 25, 2014, we had 5 executive officers (two of whom are also directors), approximately 121 employees who are not executive officers and five non-employee directors, who may receive awards under the 2014 Plan. The number of consultants who may receive awards under the 2014 Plan varies from time to time.

Over the past three years, we made awards only in 2013 and those awards were of restricted stock under the 2007 Stock Plan. Such awards were made to our executive officers, key employees and non-executive directors in the proportions shown in the table below. No awards have been made to consultants.
	2013
	Number of Shares	%
Executive Officers	50,000	39%
Key Employees	57,500	45%
Non-Executive Directors	20,000	16%
Total	127,500	100%

The Non-Qualified Plan and Key Employee Plan are administered by the Compensation Committee of our Board of Directors, which is referred to in this summary as the "Administrator." The Administrator has sole discretion to determine when and to whom Awards will be granted, the number of shares covered by each Award, the type of Award, and the terms, provisions and kind of consideration payable, if any, with respect to any Award, subject to the provisions of the 2014 Plan. In determining the persons to whom awards will be granted and the number of shares covered by each award, the Administrator may take into account the duties of the respective persons, their present and potential contribution to our success and such other factors as the Administrator may deem relevant. Awards which are made to all directors require the further approval of a majority of the Board of Directors, in addition to a majority of the independent directors.

Awards Under the 2014 Plan

Options

Options granted under the Key Employee Plan may be either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). All Options granted under the Non-Qualified Plan will be NSOs. The exercise price of any Option will be determined by the Administrator, but will not be less than 100% of the "Fair Market Value," as defined in the 2014 Plan, on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to persons who, at the time the option is granted, own more than 10% of the outstanding voting power of our stock. The Administrator may provide in any option agreement that the payment of the exercise price may be made in cash, by delivery of shares of common stock held by the Recipient for more than one year and having a Fair Market Value equal to such option price, by a combination thereof, or by any other method the Administrator may approve.

Generally, Options granted under the 2014 Plan (unless otherwise determined by the Administrator at the time of grant), to the extent not earlier exercised, will expire on the earliest of (i) the last business day immediately preceding the tenth anniversary of the date of grant, (ii) one year following the Recipient's termination of his or her employment or service (unless such termination is for cause, as defined in the 2014 Plan, in which case any options held by such Recipient will terminate immediately upon a finding that the termination was for cause) or (iii) a date set by the Administrator upon a finding that a change in the financial accounting treatment for the Options has been adopted that may have a material adverse effect on us. In addition, in the event of a Change of Control, as defined in the 2014 Plan, the Administrator may take various actions with respect to outstanding options as it deems necessary or advisable, including accelerating the expiration date of any outstanding Option to a date not earlier than thirty (30) days from the date notice of such acceleration is given to the Recipient, accelerating the vesting of any Option or terminating any Option to the extent not then vested.

Stock Appreciation Rights

A stock appreciation right ("SAR") is an Award entitling the holder, upon exercise, to receive cash or shares of Common Stock, or a combination thereof, in an amount determined solely by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR that granted in tandem with an Option will be exercisable only at such time or times, and to the extent, that the related Option is exercisable, provided that the SAR will generally terminate upon exercise of the related Option, and the Option will terminate and no longer be exercisable upon the exercise of the related SAR.

Restricted Stock and Restricted Stock Units

A restricted stock award ("Stock Award") is an Award of shares of Common Stock that are subject to a risk of forfeiture or other restrictions that lapse upon the satisfaction of specified conditions. Subject to any restrictions applicable to the Stock Award, a Recipient holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and to vote the shares.

Restricted stock units ("RSUs") represent a right to receive shares of Common Stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. A Recipient holding an RSU does not own the underlying shares, and may not vote the shares represented by the RSU.

Amendment of Awards; No Repricing

The Administrator has the right to amend any outstanding Award, subject to the Recipient's consent if such amendment would not be favorable to the Recipient, except that the consent of the Recipient shall not be required for any amendment made in the event of a Change of Control. Notwithstanding the foregoing, however, the Administrator may not take any of the following actions without stockholder approval: (i) reduce the exercise price of an outstanding Award, (ii) exchange an Award that has an exercise price per share greater than the then-Fair Market Value, either for cash or shares, or (iii) cancel an Award in exchange for a replacement Award.

Adjustments

Up to 500,000 shares of Common Stock may be issued in the aggregate pursuant to Awards granted under the 2014 Plan, including without limitation the Key Employee Plan. This number is subject to adjustment in the event of a stock dividend, stock split or similar increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (but not an amendment of the Company's certificate of incorporation to authorize a greater number of shares of capital stock) effected without receipt of consideration by the Company.

Termination of Plan and Awards

Awards may be granted under the Plan at any time on or prior to March 3, 2024, but Awards granted before that date may be exercised thereafter to the extent so provided in the Award. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, any amendment of the Key Employee Plan that would change the eligibility of employees or the class of employees eligible to receive an Award, or increase the maximum number of shares as to which Awards may be granted, will not be effective without stockholder approval, to the extent that approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, or of applicable securities laws or securities exchange listing requirements. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, then unissued shares covered by such Award shall again be available for the grant of Awards under the Plan.

New Plan Benefits

Participation in the 2014 Plan is at the discretion of the Administrator. Participation will be based upon determinations which the Administrator may make in the future, so it is not possible to state the new plan benefits that will be received by or allocated to any of our directors or executive officers.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the approval of the inTEST Corporation 2014 Stock Plan as described in this proxy statement.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP was appointed as our independent registered public accounting firm ("IRPA Firm") on June 16, 2008. McGladrey LLP audited our consolidated financial statements for the years ended December 31, 2013 and 2012. The Audit Committee of our Board of Directors has selected McGladrey LLP as our IRPA Firm for the year ending December 31, 2014, subject to the determination of the 2014 audit fees. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace McGladrey LLP as our IRPA Firm, and the selection of the Company's IRPA Firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the IRPA Firm or to replace the IRPA Firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the IRPA Firm to be in the best interests of the Company.

The following table sets forth the fees billed by McGladrey LLP as described below:
	2013	2012
Fee Category:
Audit Fees	$323,634	$292,523
Audit-Related Fees	-	20,000
Tax Fees	48,000	48,600
All Other Fees	-	-

Total Fees	$371,634	$361,123

Audit Fees: Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements for 2013 and 2012, respectively, that are included in quarterly reports during those years and services that are normally provided by our IRPA Firm in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consists of fees billed in each of 2013 and 2012 for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services would include accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees: Consists of fees billed in each of 2013 and 2012 for tax related services including advice, preparation of returns and other tax services related to federal, state and international taxes.

All Other Fees: Consists of fees billed in each of 2013 and 2012 for all services other than those reported above.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by our IRPA Firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our IRPA Firm for such services. The Audit Committee has also delegated authority to the Chairman of the Audit Committee, and if the Chairman of the Committee is unavailable, to any other Audit Committee member, to pre-approve permitted services. Any such pre-approval must be reported to the Audit Committee at its next meeting. The Audit Committee did not approve any services pursuant to the de minimis exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X during 2013.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during 2013, all Section 16(a) filing requirements applicable to these officers, directors and greater than ten-percent beneficial owners were timely met.

INFORMATION REGARDING DEADLINES AND PROCEDURES FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

Under the Proxy Rules of the Securities and Exchange Commission, Stockholders intending to submit proposals to be included in our proxy statement for our Annual Meeting of Stockholders to be held in 2015 must send their proposals to Hugh T. Regan, Jr., Secretary at 804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054, not later than January 23, 2015. These proposals must relate to matters appropriate for stockholder action and be consistent with regulations of the Securities and Exchange Commission (the "SEC") relating to stockholder proposals (Proxy Rule 14a-8) in order to be considered for inclusion in our proxy statement relating to that meeting.

Under our Bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as Directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an annual meeting of Stockholders must be submitted in writing to the Secretary of the Company at the address set forth above, not later than 90 days and not earlier than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders, subject to certain exceptions. Accordingly, a notice of a stockholder proposal, submitted outside of Rule 14a-8 under the Securities and Exchange Act, or a stockholder nomination for the 2015 Annual Meeting of Stockholders will be untimely if received by the Company's Secretary before February 25, 2015 or after March 27, 2015, unless the date of the 2015 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2014 Annual Meeting. If the date of the 2015 Annual Meeting is changed by more than 30 days from the anniversary of the 2014 Annual Meeting, then notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to the date of the 2015 Annual Meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The Bylaws set forth various qualifications and disclosure requirements for such advance written notice of a nomination or proposal to be in proper form. A stockholder wishing to submit such a notice should review the provisions of our Bylaws (which were filed with the SEC on December 9, 2013 as Exhibit 3.2 to our Current Report on Form 8-K). In general, the disclosure requirements include information about the stockholder making the nomination or proposal, information regarding the nominee or proposal, and in the case of a nomination, a certification and consent from the nominee. If a stockholder fails to comply with the time of notice procedures set forth in our Bylaws, that stockholder will not be entitled to present the proposal or nomination at the meeting. If, however, notwithstanding the requirements of the Bylaws, a proposal is brought before the meeting, then under the SEC's proxy rules, the proxies inTEST solicits with respect to the 2015 Annual Meeting of Stockholders will confer discretionary voting authority on the persons so named as proxies with respect to such proposal.

ANNUAL REPORT

Our Annual Report to Stockholders (which includes our consolidated financial statements for the year ended December 31, 2013), accompanies this proxy statement. The Annual Report to Stockholders does not constitute a part of the proxy solicitation materials.

By Order of the Board of Directors,

/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary

* * * * * * * * * * * * * * * * *

APPENDIX A

inTEST CORPORATION
2014 STOCK PLAN

ARTICLE I
ESTABLISHMENT

     1.1     Purpose

     The inTEST Corporation 2014 Stock Plan (the "Plan") is hereby established by inTEST Corporation (the "Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in the equity of the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan provides additional incentives to officers and other key employees ("Key Employees"), consultants ("Consultants") and members of the Board of Directors of the Company or its Affiliates, as defined herein ("Directors"), to enter into or remain in the service or employ of the Company or its Affiliates and to devote themselves to the Company's success by granting such individuals an opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

     "Awards" may consist of: (i) "Options," or rights to acquire the Company's Common Stock, par value $.01 per share (the "Common Stock"), including "ISOs" and "NQSOs" as hereinafter defined, (ii) awards of shares of Common Stock ("Stock Awards"), (iii) awards of stock appreciation rights ("Stock Appreciation Rights," or "SARs") or (iv) awards of restricted stock units ("Restricted Stock Units," or "RSUs").

     1.2     Two-Part Plan

     The Plan shall be divided into two sub-plans: the "Key Employee Plan," which will govern benefits for Key Employees, as defined above, and the "Non-Qualified Plan," which will govern benefits to Directors and Consultants. All provisions hereunder which refer to the "Plan" shall apply to each of the Key Employee Plan and the Non-Qualified Plan.

ARTICLE II
STOCK SUBJECT TO PLAN

     2.1     Aggregate Maximum Number

     The aggregate maximum number of shares of the Common Stock for which Awards may be granted under the Plan, including without limitation, the Key Employee Plan, is 500,000 shares (the "Plan Shares"), which number is subject to adjustment as provided in Section 9.6. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Award granted under the Plan expires, lapses or is terminated for any reason, or if, pursuant to the terms of a Stock Award, the shares so awarded are forfeited, then the Plan Shares allocable to the unexercised portion of such Awards, or the forfeited shares under a Stock Award, as the case may be, may again be the subject of an Award granted pursuant to the Plan.

ARTICLE III
TERM OF PLAN

     3.1     Term of Plan

     The Plan shall commence on the date of approval of the Plan by the Board of Directors of the Company ("Effective Date"), but shall terminate unless the Plan is approved by the stockholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Any Awards granted pursuant to the Plan prior to approval of the Plan by the stockholders of the Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Award Document (as defined below), shall not be exercisable until such approval is obtained. Any Stock Awards granted pursuant to the Plan prior to approval of the Plan by the stockholders of the Company shall not vest until after such approval is obtained. No Award may be granted under the Plan on or after the date which is ten years after the Effective Date.

ARTICLE IV
ELIGIBILITY

     4.1     Key Employee Plan

     Except as herein provided, the persons who shall be eligible to participate in the Key Employee Plan and be granted Awards shall be those Key Employees who shall be in a position, in the opinion of the Committee, as defined herein, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee, as herein defined, may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The term "Affiliates" shall mean any entity in which the Company owns, directly or indirectly, 50 percent or more of the voting equity at the time of the granting of the Award.

     4.2     Non-Qualified Plan

     NQSOs (as defined herein), Stock Awards, SARS and RSUs may be granted to Directors and Consultants pursuant to the Non-Qualified Plan as herein provided.

ARTICLE V
STOCK OPTIONS

     5.1     Key Employee Plan Options

     Options granted under the Key Employee Plan may be either ISOs, as defined herein, or NQSOs. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of Section 422(b) of the Code for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 5.3(a) below, (ii) any Option is specifically designated at the time of grant of the Award (the "Grant Date") as not being an ISO (an Option which is not an ISO, and therefore is a non-qualified option, is referred to herein as an "NQSO"), (iii) any Option is granted to a person who is not an employee of the Company or any Affiliate on the Grant Date or (iv) as may be otherwise provided in any option agreement hereunder. Under the Key Employee Plan, Options may be granted to Key Employees at such times, in such amounts, and on such terms and conditions as determined by the Committee, in accordance with the terms of the Plan, and, in the case of Options granted to any executive officer of the Company, subject to the further approval and recommendation of a majority of the Independent Directors and the Board of Directors. "Independent Director" shall have the same meaning as given to that term in Section 803A and 805(c)(1) of the NYSE MKT Company Guide, as it may from time to time be amended or superseded by any successor rule of the NYSE MKT or the primary exchange on which the Company Common Stock is listed for trading.

     5.2     Non-Qualified Plan Options

     Any Options granted under the Non-Qualified Plan shall be NQSOs. Such Options may be granted to Directors and Consultants at such times, in such amounts, and on such terms and conditions as determined by the Committee in accordance with the terms of the Plan.

     5.3     Terms and Conditions of Options

     Options granted pursuant to the Plan shall be evidenced by written option agreements in such form as the Committee shall from time to time approve, subject to the following terms and conditions. Option agreements may also contain such other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan. Persons to whom Options are granted are hereinafter referred to as "Optionees."

     (a)     Number of Option Shares

     Each option agreement shall state the number of shares of Common Stock ("Option Shares") to which it pertains. If the aggregate fair market value of Option Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (determined as of the date the ISO is granted) and any options granted under other incentive stock option plans of the Company exceed $100,000, the portion of such options in excess of $100,000 shall be treated as options which are not ISOs in accordance with Section 422(d) of the Code.

     (b)     Option Price

     Each option agreement shall state the price at which an Option Share may be purchased (the "Option Price"), which shall be not less than 100% of the "Fair Market Value" of a share of the Common Stock on the Grant Date. If the Common Stock is listed on a national securities exchange, the Fair Market Value is the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange). If the Common Stock is not listed on a national securities exchange, the Fair Market Value will be as determined by the Committee in good faith in accordance with Section 409A of the Code. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the Option Price shall be not less than One Hundred and Ten Percent (110%) of the Fair Market Value of an Option Share on the Grant Date.

     (c)     Medium of Payment

     An Optionee shall pay for Option Shares (i) in cash, (ii) by bank check payable to the order of the Company or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an option agreement that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. If certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess ("Excess Shares") of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the total of the Option Shares in respect of which payment is so made plus such Excess Shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

     (d)     Initial Exercise

     The Committee shall determine and set forth in the option agreement the time at which an Option may first be exercised.

     (e)     Termination of Options

     All Options shall expire at such time as the Committee may determine and set forth in the option agreement, which date shall not be later than the last business date immediately preceding the tenth anniversary of the Grant Date of such Option (the "Expiration Date"). No Option may be exercised later than the Expiration Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

     (i)     In the case of an ISO, five years from the Grant Date if, on the Grant Date the Optionee owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company;

     (ii)    The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of the Board of Directors, may materially adversely affect in the foreseeable future, the Company, provided the Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to hereinabove;

     (iii)   Expiration of one year (or such shorter period as the Committee may select and set forth in the option agreement) from the date the Optionee's employment or service with the Company terminates for any reason other than circumstances described by Subsection (e)(v), below;

     (iv)    In the event of a "Change in Control" (as defined in Subsection (f) below), the Committee can (A) accelerate the Expiration Date of any Option which has vested provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed, (B) terminate any Option which has not then vested or (C) accelerate the vesting schedule of any Option; or

     (v)     In the case of an Option granted under the Key Employee Plan, a finding by the Committee, that the Optionee has been discharged from employment with the Company for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company, (B) a breach of Optionee's duty of loyalty to the Company, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company, (C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or (E) unauthorized disclosure by Optionee of trade secrets or other confidential information belonging to the Company. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

     (f)     Change of Control

     A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

     (i)     The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

     (ii)    The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company to any "Unrelated Person" or "Unrelated Persons" (as defined below) acting in concert with one another. "Person" means any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act of 1934. "Unrelated Person" means any Person other than (1) the Company or any of its Affiliates or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (2) any Person who, on the date of this Agreement is the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock of the Company. "Affiliates" means any corporation or other business organization in which the Company owns, directly or indirectly, 50% or more of the voting stock or capital;

     (iii)   The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, and such other corporation is an Unrelated Person, other than a merger or consolidation of the Company in which holders of shares of the Common Stock of the Company immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in substantially the same proportion as such holders' ownership of the Common Stock of the Company immediately before the merger or consolidation;

     (iv)    The date any Unrelated Person will have become the beneficial owner of, or will have obtained voting control over, more than forty percent (40%) of the outstanding shares of the Common Stock of the Company; or

     (v)     The date individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a director after the date of this Agreement whose election or nomination for election by the Company's shareholders was approved by a majority of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed merger) will be deemed to be an Incumbent Director.

     (g)     Transfers

     No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by such person. No NQSO under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     (h)     Other Provisions

     The option agreements shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

     5.4     Exercise

     (a)     Notice

     No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall (i) specify the number of Option Shares to be purchased, (ii) satisfy the securities law requirements set forth in this Section 5.4, and (iii) in the case of an ISO, state that the Optionee acknowledges that the Options Shares may not be sold within one year of exercise or two years from the Grant Date and that the Option must be exercised within three months following termination of employment or, in the case of termination of employment because of death or disability, one year from the date of death or disability, in order to maintain the ISO status of the Option.

     (b)     Restricted Stock

     Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed in an option agreement may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the Option Shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

     (c)     Notice of Disqualifying Disposition

     An Optionee shall notify the Committee if any Option Shares received upon the exercise of an ISO are sold within one year of exercise or two years from the Grant Date.

ARTICLE VI
RESTRICTED STOCK AWARDS

     6.1     Grants of Stock Awards

     Stock Awards will consist of shares of Common Stock ("Restricted Shares") transferred to recipients ("Recipient"), either without payment therefor or with such payment as may be required by the Committee, as additional compensation for such Recipient's service to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate as evidenced in a written document (an "Award Document"), including, without limitation, restrictions on the sale or other disposition of such Restricted Shares and rights of the Company to reacquire such Restricted Shares upon termination of the Recipient's employment or service within specified periods.

     6.2     Transferability; Legends

     Restricted Shares may be transferred only if (i) the Restricted Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act, or such transfer complies with the requirements of Rule 144 of the Exchange Act; and (ii) such transfer does not violate any restriction imposed on the Stock Award. Restricted Shares may bear a legend referring to (x) the restrictions on transferability of such Restricted Shares, or (y) if the Recipient is subject to Section 16 of the Exchange Act at the time the Restricted Shares are issued, the liability which may arise under Section 16 upon disposition of the Restricted Shares.

ARTICLE VII
STOCK APPRECIATION RIGHTS

     7.1     Stock Appreciation Rights

     A Stock Appreciation Right, or "SAR," is an Award entitling the Recipient, upon exercise, to receive an amount in cash or Common Stock, or a combination thereof (such form to be determined by the Committee), determined solely by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date of the SAR Award.

     7.2     Grants

     SARs may be granted in tandem with, or independently of, Options granted under the Plan. When SARs are expressly granted in tandem with Options, then (i) the SARs will be exercisable only at such time or times, and to the extent, that the related Option is exercisable, and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SARs will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to fewer than the full number of shares covered by an Option will not be terminated until and only to the extent that the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify in the SAR Award.

     7.3     Terms and Conditions

     The Committee shall determine all terms and conditions of a SAR Award, including, but not limited to (i) the number of shares subject to such SAR Award or a formula for determining such, (ii) the terms and conditions on the grant, vesting (including any time- or performance-based vesting criteria), issuance and/or forfeiture of the shares, and (iii) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. To the extent that an award of Stock Appreciation Rights is subject to Section 409A, it may contain such additional terms and conditions as the Committee shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

     7.4     Vesting of SAR Awards

     At the time of the grant of a SAR Award, the Committee shall establish a vesting date or vesting dates with respect to such SAR Award, provided that SARs awarded in tandem with Options shall be subject to the same vesting date or vesting dates established by the Committee pursuant to Section 4(g) for such related Options and shall be exercisable only to the extent that such related Option shall then be exercisable. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of performance criteria or other conditions as deemed appropriate by the Committee.

ARTICLE VIII
RESTRICTED STOCK UNITS

     8.1     RSU Grants

     The Committee may grant Awards in the form of Restricted Stock Units. A Restricted Stock Unit or RSU is a bookkeeping entry representing the equivalent of one share of Common Stock for each Restricted Stock Unit awarded to the Recipient and represents an unfunded and unsecured obligation of the Company. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each RSU shall be determined by the Committee, and such terms and conditions may differ among individual Awards. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Common Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Committee shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

     8.2     Terms and Conditions

     The Committee shall determine all terms and conditions of any such Restricted Stock Unit, including, but not limited to (i) the number of shares subject to such Restricted Stock Unit or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement of such performance criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Participant may not vote the shares represented by a Restricted Stock Unit. A Restricted Stock Unit may be settled in cash or Common Stock, or a combination, as determined by the Committee, with the amount of the cash payment based on the Fair Market Value of the shares of Common Stock at the time of vesting. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

     8.3     Vesting of Restricted Stock Unit

     At the time of the grant of a Restricted Stock Unit, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Unit, which vesting dates may be based upon the passage of time and/or the satisfaction of performance criteria or other conditions as deemed appropriate by the Committee.

     8.4     Rights as a Stockholder

     A Recipient shall have the rights as a stockholder only as to shares of Common Stock acquired by the Recipient upon the settlement of vested Restricted Stock Units.

     8.5     Termination

     Except as may otherwise be provided by the Committee either in the Award or in writing after the Award is issued, the Recipient's right in any Restricted Stock Units that have not vested shall automatically terminate upon the Recipient's termination of employment (or cessation of service relationship) with the Company or any Affiliate for any reason.

ARTICLE IX
ADMINISTRATION

     9.1     Committee

     The "Committee," for purposes of the Non-Qualified Plan and the Key Employee Plan, will be the Compensation Committee of the Board of Directors (the "Committee") as constituted from time to time, or the full Board of Directors acting in its discretion. The Committee shall operate and administer the Plan, including the grant of Options and Stock Awards. The Committee shall make such interpretations and construction of the Plan as it deems appropriate or necessary from time to time in its sole discretion, such interpretations and construction of the Plan to be final, binding and conclusive.

     9.2     Meetings

     The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

     9.3     Discretion of Committee

     The Committee shall from time to time at its discretion grant Awards pursuant to the terms of the Key Employee Plan and the Non-Qualified Plan. The Committee shall have plenary authority to determine the Optionees or Recipients (each a "Participant") to whom and the times at which Awards shall be granted, the number of Plan Shares to be covered by such grants and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(d) under the Exchange Act. In making any such determination, the Committee may take into account the nature of the Participant's services and responsibilities, the Participant's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Plan or of any Award granted under it shall be final, binding and conclusive.

     9.4     No Liability

     No member of the Board of Directors or the Committee shall be personally liable for any action or determination with respect to the Plan or any Award thereunder, or for any act or omission of any other member of the Board of Directors or the Committee, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from (i) any breach of such person's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which such person derived an improper personal benefit.

     9.5     Indemnification

     In addition to such other rights of indemnification as he or she may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Awards hereunder, each member of the Board of Directors and of the Committee shall be entitled to be indemnified by the Company to the fullest extent permitted by applicable law, for all expenses (including but not limited to reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards hereunder (each a "Proceeding") in which he or she may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he or she continues to be a member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within ten (10) days after institution of any such action, suit or proceeding he or she shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise. Expenses (including attorneys' fees) incurred by a member of the Board of Directors or the Committee in defending any Proceeding may be paid by the Company in advance of the final disposition of such Proceeding upon receipt of an undertaking by or such person to repay all amounts advanced if it should be ultimately be determined that such person is not entitled to be indemnified under this Article or otherwise, except that no such advance payment will be required if it is determined by the Board of Directors that there is a substantial probability that such person will not be able to repay the advance payments.

     9.6     Adjustments on Changes in Common Stock

     The aggregate number of shares of Common Stock as to which Awards may be granted under the Non-Qualified Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option, the Option Price per Option Share specified in each outstanding Option and such other per-share factors affecting Awards under this Plan shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the amendment of the Company's certificate of incorporation to authorize a greater number of shares of capital stock or the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

ARTICLE X
MISCELLANEOUS

     10.1    Amendment of the Plan

     The Board of Directors at any time, and from time to time, may terminate, suspend, amend or otherwise modify the Plan in such manner as it may deem advisable. Notwithstanding the foregoing, no amendment of the Key Employee Plan which would change the eligibility of employees or the class of employees eligible to receive an Award or increase the maximum number of shares as to which Awards may be granted will be effective unless such action is approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, any applicable securities exchange listing requirements, or other applicable requirements.

     10.2    Amendment of Awards

     The Committee shall have the right to amend Awards hereunder issued to a Recipient, subject to the Recipient's consent if such amendment is not favorable to the Recipient, except that the consent of the Recipient shall not be required for any amendment made in the event of a Change of Control. Notwithstanding the foregoing, the Committee shall not take any of the following actions without the approval of a majority of the shares present in person or represented by proxy at a duly convened meeting and entitled to vote thereon: (i) reduce the exercise price of an outstanding Award, (ii) exchange an Award that has an exercise price that is greater than the Fair Market Value of a share for cash or shares or (iii) cancel an Award in exchange for a replacement Award.

     10.3    Continued Employment

     The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to continue the employment of the Participant or the service as a member of the Board of Directors, as a consultant or in any other capacity, as the case may be, with the Company or any of its Affiliates.

     10.4    Withholding of Taxes

     Whenever the Company proposes or is required to issue or transfer any shares of Common Stock pursuant to an Award hereunder, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares, or (b) take whatever action it deems necessary to protect its interests, including withholding a portion of such shares.

Adopted BOD: 3/4/2014
SH: ______/2014

* * * * * * * * * * * * * * * * *

APPENDIX B

PROXY CARD

Proxy - inTEST Corporation

ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF inTEST CORPORATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 25, 2014: Copies of the Proxy Statement and our 2013 Annual Report to Stockholders are available at http://investor.shareholder.com/intest/annual.cfm?AnnualPage=meeting.

The undersigned, revoking any contrary proxy previously given, hereby appoints Robert E. Matthiessen and Hugh T. Regan, Jr. (the "Proxies"), and each of them, jointly and severally, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Stockholders of inTEST Corporation to be held June 25, 2014, and at any postponement or adjournment of the Annual Meeting of Stockholders, and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of inTEST Corporation held of record by the undersigned on April 30, 2014 with all the powers and authority the undersigned would possess if personally present. The undersigned confers discretionary authority by this proxy as to matters which may properly come before the Annual Meeting, or any postponement or adjournment thereof, including matters which are not timely made known to inTEST Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2 AND 3.

The undersigned hereby acknowledges receipt of the proxy statement relating to the foregoing matters.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE, UNLESS VOTING BY TELEPHONE OR INTERNET.

Electronic Voting Instructions
Available 24 hours a day 7 days a week!
Instead of mailing your proxy card, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Eastern Time, on June 25, 2014.

Vote by Internet
[graphic QR code Omitted]	Go to www.investorvote.com/INTT Or scan the QR code with your smartphone Follow the setups outlined on the secured website

Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.     [X]

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals
The Board of Directors recommends a vote FOR each of the nominees and FOR Proposals 2 and 3:
1. Election of the Directors.

	Nominees:	For	Withhold			For	Withhold			For	Withhold
01	Alyn R. Holt	[ ]	[ ]	02	Robert E. Matthiessen	[ ]	[ ]	03	Steven J. Abrams, Esq.	[ ]	[ ]
04	Stuart F. Daniels, Ph.D.	[ ]	[ ]	05	Joseph W. Dews IV	[ ]	[ ]	06	William Kraut	[ ]	[ ]
		For	Against	Abstain
2.	Approval of the inTEST Corporation 2014 Stock Plan.	[ ]	[ ]	[ ]
3.	Ratification of the selection of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2014.	[ ]	[ ]	[ ]

B. Non-Voting Items
Change of Address - Please print new address below.	Comments - Please print your comments below.
________________________________________	________________________________________

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign exactly as the name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy)-Please print date below.	Signature 1-Please keep signature within the box.	Signature 2-Please keep signature within the box.
/ /	_________________________________	__________________________________